                                                                      EXHIBIT 24

                                                                      EXHIBIT 24


                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Daryl L. Zimmer, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2000, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the ____ day of May, 2000.


                                           -------------------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Daryl L. Zimmer, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2000, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 17 day of May, 2000.

                                           /s/ Frances D. Cook
                                           -------------------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Daryl L. Zimmer, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2000, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 15th day of May, 2000.

                                           /s/ Gilbert Decker
                                           -------------------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Daryl L. Zimmer, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2000, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 9 day of May, 2000.

                                           /s/ Thomas Gossage
                                           -------------------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Daryl L. Zimmer, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2000, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 8th day of May, 2000.

                                           /s/ Jonathan Guss
                                           -------------------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Daryl L. Zimmer, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2000, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 11th day of May, 2000.

                                           /s/ David E. Jeremiah
                                           -------------------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Daryl L. Zimmer, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2000, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 10th day of May, 2000.

                                           /s/ Gaynor N. Kelley
                                           -------------------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Daryl L. Zimmer, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2000, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 16th day of May, 2000.

                                           /s/ Joseph F. Mazzella
                                           -------------------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Daryl L. Zimmer, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2000, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 8 day of May, 2000.

                                           /s/ Robert W. RisCassi
                                           -------------------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Daryl L. Zimmer, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2000, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 14th day of May, 2000.

                                           /s/ Michael T. Smith
                                           -------------------------------